Company Overview Investor Presentation April 2020 Exhibit 99.1

For Investor Use Important Information The information in this presentation does not contain all of the information that a potential investor should review before investing in Aerie shares. The descriptions of Aerie Pharmaceuticals, Inc. (the “Company” or “Aerie”) in this presentation are qualified in their entirety by reference to reports filed with the SEC. Certain information in this presentation has been obtained from outside sources or is anecdotal in nature. While such information is believed to be reliable for the purposes used herein, no representations are made as to the accuracy or completeness thereof and we take no responsibility for such information. Any discussion of the potential use or expected success of Rhopressa® (netarsudil ophthalmic solution) 0.02% or Rocklatan® (netarsudil and latanoprost ophthalmic solution) 0.02%/0.005%, with respect to foreign approval or additional indications, and our current or any future product candidates, including AR-1105, AR-13503 and AR-15512, is subject to regulatory approval. In addition, any discussion of U.S. Food and Drug Administration (“FDA”) approval of Rhopressa® or Rocklatan® does not guarantee successful commercialization of Rhopressa® or Rocklatan®. For more information on Rhopressa®, including prescribing information, refer to the full Rhopressa® product label at www.rhopressa.com. For more information on Rocklatan®, including prescribing information, refer to the full Rocklatan® product label at www.rocklatan.com. The information in this presentation is current only as of its date and may have changed or may change in the future. We undertake no obligation to update this information in light of new information, future events or otherwise. We are not making any representation or warranty that the information in this presentation is accurate or complete. This presentation shall not constitute an offer to sell, nor a solicitation of an offer to buy, any of Aerie’s securities. Certain statements in this presentation, including any guidance or timelines presented herein, are “forward-looking statements” within the meaning of the federal securities laws. Words such as “may,” “will,” “should,” “would,” “could,” “believe,” “expects,” “anticipates,” “plans,” “intends,” “estimates,” “targets,” “projects,” “potential” or similar expressions are intended to identify these forward-looking statements. These statements are based on the Company’s current plans and expectations. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements. In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. For example, uncertainties around the duration and severity of the current global COVID-19 pandemic including its possible impact on our clinical and commercial operations and our global supply chain could cause our actual results to be materially different than those expressed in our forward-looking statements. In particular, these statements include any discussion of potential commercial sales, placement or utilization of Rocklatan® or Rhopressa® in the United States or any other market. Likewise, FDA approval of Rhopressa® and Rocklatan® does not constitute approval of any future product candidates. Any top line data presented herein is preliminary and based solely on information available to us as of the date of this presentation and additional information about the results may be disclosed at any time. FDA approval of Rhopressa® and Rocklatan® also does not constitute regulatory approval of Rhopressa® or Rocklatan® in jurisdictions outside the United States and there can be no assurance that we will receive regulatory approval for Rhopressa® or Rocklatan® in jurisdictions outside the United States. In addition, any discussion in this presentation about preclinical activities or opportunities associated with our products or discussions involving the potential for our dry eye product candidate are preliminary and the outcome of any studies may not be predictive of the outcome of later trials and ultimate regulatory approval. Any future clinical trial results may not demonstrate safety and efficacy sufficient to obtain regulatory approval related to the preclinical research findings discussed in this presentation. Any statements regarding Aerie’s future liquidity, cash balances or financing transactions also constitute forward-looking statements. These risks and uncertainties are described more fully in the quarterly and annual reports that we file with the SEC, particularly in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Such forward-looking statements only speak as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law.

Aerie Overview Rhopressa® has not been approved by any regulatory authorities other than the FDA and EMA and Rocklatan® has not been approved by any regulatory authority other than the FDA. Additional potential Rhopressa® indications are being considered for further study and are not labeled indications. AR-13503 and AR-1105 are development stage product candidates and are not approved by any regulatory agency. Aerie IOP–Reducing Products (IP 2030+) Key Pipeline Activities Avizorex TRPM8 agonist for Dry Eye (Phase 2/3 clinical study expected to commence H2 2020) Sustained-Release Implant Platform: - Retina AR-13503 (First-in-human clinical study commenced Q3 2019) AR-1105 (Phase 2 clinical study commenced Q1 2019) Rhopressa® and Rocklatan® commercialized Aerie Ireland plant - approved for U.S. production Globalization Plan Under Way – Europe and Japan For Investor Use

Aerie Overview

2019 U.S. Glaucoma Market

- ~$3B Market, 36M TRx, **55M bottles**
- 55% of unit volume first-line (PGAs)
- 45% of unit volume 2-3X/Day Adjuncts



Rhopressa, 1%
Lumigan, 6%
CAIs, 7%
Travatan Z, 4%
AA, 10%
Fixed Combo, 14%
BB, 13%
Latanoprost, 43%
Other PGA, 1%

Graph Source: IQVIA 2019
CAI: Carbonic Anhydrase Inhibitor
AA: Alpha Agonist
BB: Beta Blocker

Estimated Glaucoma Market TRx Mix



Other Government, 11%
Medicad & Cash, 5%
Medicare Part D, 50%
Commercial, 34%

Sources: IQVIA: NPA Rx and NSP Unit data

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For Investor Use Rocklatan® Phase 3 Month 12 Responder Analysis: Goal is to Achieve Lowest IOP Possible At Month 12: % of Patients with IOP Reduced to 18 mmHg or Lower *p<0.05, **p<0.01, ***p<0.0001 ++Data on File Based on Mercury 1 Interim Analysis 2 Rocklatan® has not been approved by any regulatory authority other than the FDA. * ** ***

Topline Results from Rhopressa® Phase 4 Multi-center Open-label Study (MOST) 12-week MOST study evaluated efficacy, tolerability and safety of Rhopressa® use in 260 patients in a real-world clinical setting Use of Rhopressa® as monotherapy or adjunct was at discretion of the physician Used adjunctively (n=151, mITT): Rhopressa® was similarly effective when added to prior PGA monotherapy or when added to prior multi-drug therapy Additional IOP reductions of 4.3 mmHg and 4.5 mmHg, respectively (12 weeks) Used as monotherapy (n=91, mITT): Rhopressa® maintained IOP levels comparable to prior PGA following switch (n=57) Rhopressa® was well tolerated as monotherapy and adjunctive therapy No treatment-related serious adverse events (AEs) Most common AEs were Conjunctival Hyperemia (20.8%) and Vision Blurred (7.3%) 89% of patients reported Rhopressa® was tolerated “well” or better in survey (mITT) For Investor Use ++Data on File

For Investor Use U.S. Glaucoma Franchise Launch Update Rhopressa® has not been approved by any regulatory authorities other than the FDA and EMA and Rocklatan® has not been approved by any regulatory authority other than the FDA. Actual Weekly Sales-Out to Pharmacies Data as of 4/10/2020 IQVIA Weekly Data as of 4/3/2020 1/4/2019 4/10/2020 1/4/2019 4/3/2020 12,134 17,080 14,760 10,745 10,366 7,416

U.S. Glaucoma Franchise: TRx/NRx % Change versus prior week   For Investor Use Source: IQVIA Rhopressa® bottles per Rx for year-to-date week ending 4/3/2020 were 1.37 compared to March Quarter 2019 of 1.27, reflecting an increase in 90 days’ supply. TRx % Change Versus Prior Week NRx % Change Versus Prior Week Week Ending Week Ending 3/13/2020 3/20/2020 3/27/2020 4/3/2020 3/13/2020 3/20/2020 3/27/2020 4/3/2020                     Rhopressa® 2.3% 7.6% -12.8% 0.2% 5.3% 0.7% -17.3% -4.6%     Rocklatan® 1.5% 7.1% -6.5% -6.0% -1.2% 1.9% -15.1% -15.3%     Franchise 2.1% 7.4% -10.9% -1.8%   3.1% 1.1% -16.5% -8.2%     Market 1.9% 8.7% -11.5% -4.9%   1.3% 4.3% -14.7% -8.7% The decline of TRx’s, and particularly NRx’s, from late March into April 2020 resulted from COVID-19 and precipitated Aerie’s withdrawal of full-year 2020 financial guidance on April 9, 2020

TRx Growth By Branded Product   For Investor Use Product Dec ‘19 TRx Change from Dec ‘18 Aerie Franchise 45,798 24,506 Vyzulta® 13,796 5,752 Combigan® 159,299 2,877 Zioptan® 12,298 130 Lumigan® 201,668 137 Simbrinza® 42,666 (826) Cosopt PF® 5,268 (3,875) Alphagan® P 82,949 (4,365) Azopt® 43,486 (9,362) Travatan Z® 137,409 (26,947) Aerie Franchise grew 4x faster than 2nd fastest branded product Source: IQVIA

Aerie & COVID-19: U.S. Sales Activities Sales: Utilizing a new sales tool kit with a digital focus Sales reps communicating with physicians using virtual detailing platforms (such as Zoom) and email Weekly email blasts and increasing video content Webinars for physicians (replacing local speaker meetings) Ongoing virtual speaker training and advisory boards Market research evaluating COVID-19 impact on customers Inventory Supply: 3 years supply of starting materials and API on hand; at least 6 months of Rhopressa® and Rocklatan® finished goods on hand, all multi-sourced For Investor Use

84% of OPH offices are currently open while a variety of mechanisms are being deployed For Investor Use Source: Market Research

Aerie & COVID-19: Ex-U.S. Activities & Pipeline Ex-U.S. Activities Europe: Mercury 3 readout potentially by late 2020 Japan: PMDA meeting scheduled for Q2 2020 Pipeline AR-1105: Enrollment complete; readout for H2 20 remains on track AR-13503: Minimum enrollment complete, study remains on track to begin Stage 2 later this year for 2021 readout AR-15512: Toxicology studies underway, regulatory plans remain on track For Investor Use

For Investor Use Market Access as of April 2020 Access percentages reflect signed contracts, not necessarily implemented underlying formulary coverage. Rhopressa® Commercial ~ 90% of covered lives Medicare Part D ~ 75% of covered lives, increasing to 88% May 1, 2020 Rocklatan® Commercial ~ 88% of covered lives Medicare Part D ~ 38% of covered lives, increasing to 55% May 1, 2020 As of May 1, 2020 an additional 15% of remaining Medicare Part D lives have affordable access through U.S. government funded Low Income Subsidy programs

For Investor Use Expanding Aerie Franchise: Europe Marketing authorisation granted for Rhokiinsa® (Rhopressa®) in November 2019; Roclanda® (Rocklatan®) MAA accepted for review in December 2019 Mercury 3: 6-month safety and 90-day efficacy registration trial comparing Rocklatan® (known as Roclanda® in Europe) for non-inferiority to a fixed-dose combo in Europe (Ganfort®). Ireland Plant approved for U.S. production Sources: IMS Analytics Link at ex-manufacturer price level- March 2019. *TRx calculated from IQVIA unit data (1 month = 1 TRx) Mercury 3 top-line readout potentially in late 2020

For Investor Use Expanding Aerie Franchise: Japan Phase 2 study successful top-line results released in November 2019 Phase 3 trials expected to be conducted in Japan Sources: IQVIA Analytics Link at ex-manufacturer price level – March 2019. *TRx calculated from IQVIA unit data (1 month = 1 TRx) Aerie currently evaluating partnering opportunities Aerie currently exploring partnering opportunities

AR-13324-CS208 Japan Phase 2 Study Topline Results 28-day prospective, double-masked, placebo-controlled, dose-ranging study of netarsudil efficacy and safety in Japanese subjects with open-angle glaucoma (OAG) or ocular hypertension (OHT) Netarsudil 0.01%, 0.02% and 0.04% were efficacious, met primary endpoint of superiority to placebo in mean diurnal IOP at Week 41, were safe and generally well tolerated Baseline mean diurnal IOPs 20-21 mmHg across study arms2 (Japanese IOPs ~3 – 4 mmHg lower than in the U.S.) Week 4 mean diurnal IOP was 16.3 (-4.1), 15.4 (-4.8), 16.2 (-4.8) and 19.3 (-1.7) mmHg in the netarsudil 0.01%, 0.02%, 0.04%, and placebo groups, respectively2 No serious adverse events Netarsudil 0.02% (concentration of Rhopressa® in the U.S) provided best balance of efficacy and safety Most common AE was Conjunctival Hyperemia (37.0%), discontinuation rate was 1.9%, all lower than in US trials3-5 1. ANCOVA with MCMC imputation. 2. Observed data. 3. Bacharach J, et al. Ophthalmology. 2015 Feb;122(2):302-7. 4. Serle JB, et al. Am J Ophthalmol. 2018 Feb;186:116-127. 5. Khouri AS, et al. Am J Ophthalmol. 2019 Aug;204:97-104. For Investor Use Netarsudil generated lower IOPs than observed prior to subject washout from prior meds – by up to 2mmHg

For Investor Use Advancing the Pipeline Drug/Target Indication Development Stage Preclinical Phase 1/2a Phase 2b Front of the Eye AR-15512 (AVX TRPM8 agonist) Dry Eye Back of the Eye AR-1105 Implant (Dexamethasone) RVO/DME AR-13503 Implant (ROCK, PKC) wAMD DME/DR Glaucoma Neuro- enhancement

For Investor Use U.S. Dry Eye Market Estimated 30 million dry eye sufferers in the United States Less than 3 million treated Sources: Mixture of public information, IQVIA , Market Scope and estimates – Feb 2020 US 2019 Sales: $1.6B est.

For Investor Use AVX-012 (now named AR-15512) for Dry Eye Novel Mechanism of Action – Modulation of Corneal TRPM8 receptors TRPM8 receptor is a cold thermoreceptor involved in basal tear production (i.e.; sign) Modulation of TRPM8 also provides a cooling sensation upon instillation (i.e.; symptom) This mechanism of action is different than those of current prescription dry eye products and supports use as monotherapy as well in conjunction with approved products Avizorex completed a Phase 1/2a study in early 2019 in ~130 subjects One concentration and two dosing regimens (BID/TID) were evaluated Statistically significant improvements in both a sign (tear production-Schirmer’s) and subject-reported symptoms (SANDE questionnaire) were observed Aerie is already performing additional research to support next clinical study Longer-term non-clinical toxicology studies are necessary Larger scale manufacturing activities underway Aerie plans to conduct a Phase 2/3 study in late 2020 Larger study than conducted by Avizorex Evaluation of two concentrations of AR-15512 BID Data on file. AVX-012 is a development stage product candidate and is not approved by any regulatory agency

AR-15512 (TRPM8 Agonist) for Dry Eye For Investor Use How AR-15512 works AR-15512 Ophthalmic Solution

AVX-012 (AR-15512) Dry Eye Clinical Trial Highlights Significant efficacy achieved for sign and symptoms with BID dosing of 0.0014% (50µM) AVX-012 (AR-15512) over 28 days Sign: Schirmer Evaluation Percentage of patients improving ≥3mm Symptoms: SANDE Score Percentage of patients improving ≥20 score For Investor Use ++Data on File

Bringing Small Molecule Therapy to Back of the Eye Most retinal drugs in use and in pipeline are protein therapeutics Longer half-life allows monthly to bimonthly IVT injections Protein therapeutics address limited number of extracellular targets Small molecules address a wider array of therapeutic targets, but are rapidly cleared from back of the eye For Investor Use Back of the Eye Diseases – Aerie Approach The Solution: Pair small molecules with a safe and effective sustained delivery technology to enable IVT injections every 4 - 6 months

For Investor Use Aerie’s Ophthalmic Implant Platform Small Molecule Drug Candidates Proprietary Drug Delivery Technology Bio-erodible, sustained-release implant for intravitreal injection DSM PEA Polymer PLGA PRINT® Mfg AMD DME RVO Dry AMD/GA Glaucoma Others Aerie Kinase Library Non-Aerie drug candidates

For Investor Use 2019 U.S. Retinal Disease Market Sources: Mixture of public information, IQVIA, Market-Scope and estimates – Feb 2020 2019 Sales: $6.8B 2019 Unit Sales: 8.1MM

For Investor Use Aerie’s Sustained Implant Opportunities Markets in Need of Further Innovation: Retinal Vein Occlusion (RVO) Wet Age Related Macular Edema (wAMD) Diabetic Macular Edema (DME) Broadly Underserved Market Opportunities: Glaucoma Neuro-enhancement Dry AMD/Geographic Atrophy (GA)

Aerie's Lead Implant Product Candidates

aerie Pharmaceuticals, Inc.

AR-1105 (Dexamethasone) Implant (Phase 2 readout ~ H2 2020)

- Indications under development: retinal vein occlusion (RVO)
- Target product profile vs. Ozurdex®
  - Designed for longer duration of efficacy (6 mo vs 3 mo)
  - Designed for improved administration due to smaller needle
  - Potential for fewer adverse effects due to lower peak drug levels

AR-13503 (ROCK/PKC) Implant

- Initial indications under development: neovascular AMD and DME
- Novel MOA: anti-angiogenesis PLUS anti-fibrosis, anti-inflammation
- Designed to be effective as monotherapy or adjunctive therapy to anti-VEGF
- Targeting injection once every 6 months

For more information on Ozurdex® please see the product webpage https://www.ozurdex.com
AR-1105 and AR-13503 are development stage product candidates and are not approved by any regulatory agency

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Aerie’s Key Catalysts for 2020 Pipeline: Avizorex TRPM8 agonist for Dry Eye Phase 2/3 clinical study expected to commence H2 2020 AR-1105 Phase 2 RVO clinical study readout expected H2 2020 AR-13503 stage 2 clinical study expected to commence H2 2020 Globalization: Roclanda® Mercury 3 topline readout potentially late 2020; Roclanda® EMA approval expected late 2020 / early 2021 Rhopressa® Phase 3 clinical study in Japan potentially to commence H2 2020 Continued growth of Aerie’s glaucoma franchise in the U.S. For Investor Use

For Investor Use Summary Key Priorities Successful commercialization in U.S. of Rhopressa® and Rocklatan® Globalization Strategy Europe/Japan clinical path and commercialization strategy Ireland Manufacturing Facility Research Initiatives Avizorex TRPM8 agonist for dry eye Retina Program Well-Financed $309.2M cash/investments at 12/31/19